Filed Pursuant to Rule 497(e)
1933 Act File No. 333-17391
1940 Act File No. 811-07959

Wasmer Schroeder High Yield Municipal Fund

Institutional Class	WSHYX

A series of Advisors Series Trust (the “Trust”)

Supplement dated April 9, 2020 to the Prospectus and
Statement of Additional Information, each dated June 28, 2019

At the request of Wasmer, Schroeder & Company, LLC (“Wasmer Schroeder”), the Board of Trustees (the “Board”) of Advisors Series Trust (“AST”) has reviewed information relating to Wasmer Schroeder’s request to reorganize the Wasmer Schroeder High Yield Municipal Fund (the “Target Fund”) into the Schwab High Yield Municipal Bond Fund, a new fund (the “Acquiring Fund”) that will be created as a series of Schwab Investments (the “Reorganization”). The Acquiring Fund will have the same investment objective and substantially similar strategies and policies as the Target Fund. The Reorganization will be structured as a tax-free reorganization for federal tax purposes and is subject to a number of conditions, including the receipt of approval by the shareholders of the Target Fund.

The proposed Reorganization will result in a change in your Fund’s management arrangements. The Charles Schwab Corporation intends to acquire Wasmer Schroeder and the Acquiring Fund will be advised by Charles Schwab Investment Management, Inc. (the “New Advisor”). The proposed New Advisor has represented to the Board that it will employ several individuals from Wasmer Schroeder, including the current portfolio manager of the Target Fund. Accordingly, the current portfolio manager of the Target Fund will be joined by a portfolio manager from the New Adviser and they will be jointly responsible for day-to-day investment management of the Acquiring Fund. There will also be no change in advisory fees for the Acquiring Fund compared to the Target Fund. The Acquiring Fund will be overseen by a different Board of Trustees as it will not be a part of AST, but will instead be part of Schwab Investments. The Acquiring Fund will have different service providers as the Target Fund.

Based on the material provided to the Board, the Board determined at a meeting on April 8, 2020, to approve an Agreement and Plan of Reorganization (the “Plan”) whereby the Target Fund would reorganize out of AST and into the Acquiring Fund, subject to shareholder approval. The Plan provides for an exchange of shares of the Target Fund for shares of the Acquiring Fund, which would be distributed pro rata by the Acquiring Fund to the holders of the shares of such class in complete liquidation of the Target Fund, and the Acquiring Fund’s assumption of all liabilities of the Target Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund equal in value to the shares of the Target Fund held by the shareholders prior to the Reorganization.

Pending the shareholder vote on the proposed Reorganization, the Target Fund will suspend the imposition of its 1.00% redemption fee.

More detailed information about the Reorganization and the changes that will result from the Reorganization will be provided in a proxy statement that is expected to be sent to shareholders in the coming weeks. When you receive your proxy statement, please review it and cast your vote to avoid any future solicitations.

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Please retain this Supplement with the Prospectus and Statement of Additional Information.